EXHIBIT 99.1

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 21, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------



                             Computational Materials



                                 $1,026,871,000
                                  Approximately



                        Morgan Stanley ABS Capital I Inc.
                                 Series 2004-HE1



                       Mortgage Pass-Through Certificates



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MORGAN STANLEY                                                  January 21, 2004
Securitized Products Group    [MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

                          Approximately $1,026,871,000
               Morgan Stanley ABS Capital I Inc., Series 2004-HE1

                        Morgan Stanley ABS Capital I Inc.
                                    Depositor

                      Chase Manhattan Mortgage Corporation
                           Countrywide Home Loans Inc.
                                    Servicer

                             Transaction Highlights

                                                                        Modified
                                                         Avg Life to   Duration To
Offered                               Expected Ratings     Call /         Call /
Classes   Description    Balance(4)     (S&P/Fitch)       Mty(1)(2)    Mty(1)(2)(3)
===================================================================================
  A-1     Not Offered   659,219,000
  A-2       Floater      32,354,000       AAA/AAA        5.81 / 6.52   5.58 / 6.18
  A-3       Floater     350,000,000       AAA/AAA        0.90 / 0.90   0.90 / 0.90
  A-4       Floater     425,712,000       AAA/AAA        4.50 / 4.97   4.35 / 4.76
  M-1       Floater     102,967,000        AA/AA         5.30 / 5.81   5.08 / 5.51
  M-2       Floater      47,194,000         A/A          5.29 / 5.71   4.96 / 5.30
  M-3       Floater      17,161,000        A-/A-         5.28 / 5.62   4.91 / 5.18
  B-1       Floater      17,161,000      BBB+/BBB+       5.28 / 5.55   4.86 / 5.07
  B-2       Floater      17,161,000       BBB/BBB        5.28 / 5.43   4.84 / 4.95
  B-3       Floater      17,161,000      BBB-/BBB-       5.18 / 5.19   4.48 / 4.49


                                                 Initial
Offered                                        Subordination
Classes   Payment Window To Call / Mty(1)(2)     Level(5)       Benchmark
==========================================================================
  A-1     *****Not Offered*****
  A-2       05/07 - 02/12 / 05/07 - 01/21        [14.50%]      1 Mo. LIBOR
  A-3       03/04 - 12/05 / 03/04 - 12/05        [14.50%]      1 Mo. LIBOR
  A-4       12/05 - 02/12 / 12/05 - 08/21        [14.50%]      1 Mo. LIBOR
  M-1       04/07 - 02/12 / 04/07 - 10/17         [8.50%]      1 Mo. LIBOR
  M-2       03/07 - 02/12 / 03/07 - 02/16         [5.75%]      1 Mo. LIBOR
  M-3       03/07 - 02/12 / 03/07 - 11/14         [4.75%]      1 Mo. LIBOR
  B-1       03/07 - 02/12 / 03/07 - 03/14         [3.75%]      1 Mo. LIBOR
  B-2       03/07 - 02/12 / 03/07 - 06/13         [2.75%]      1 Mo. LIBOR
  B-3       03/07 - 02/12 / 03/07 - 05/12         [1.75%]      1 Mo. LIBOR

Notes: (1)   Certificates are priced to the 10% optional clean-up call.
       (2)   Based on the pricing prepayment speed. See details below.
       (3)   Assumes pricing at par.
       (4)   Bond sizes subject to a variance of plus or minus 5%.
       (5)   Subordination levels to be finalized.

Issuer:                 Morgan Stanley ABS Capital I Inc. Trust 2004-HE1.

Depositor:              Morgan Stanley ABS Capital I Inc.

Originators:            Aames Capital Corporation, Accredited Home Lenders, Inc.
                        and NC Capital Corporation.

Servicer:               Chase Manhattan Mortgage Corporation and Countrywide
                        Home Loans Inc.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Trustee:                Deutsche Bank National Trust Company.

Managers:               Morgan Stanley (lead manager), Countrywide Securities
                        Corp. and Utendahl Capital Partners, L.P.

Rating Agencies:        Standard & Poor's and Fitch Ratings.

Offered Certificates:   Class A-2, A-3, A-4, M-1, M-2, M-3, B-1, B-2 and B-3
                        Certificates.

Group I Class A         Class A-1 and A-2 Certificates.
Certificates:

Group II Class A        Class A-3 and A-4 Certificates.
Certificates:

Expected Closing        February 26, 2004 through DTC and Euroclear or
Date:                   Clearstream.  The Certificates will be sold without
                        accrued interest.

Distribution Dates:     The 25th of each month, or if such day is not a
                        business day, on the next business day, beginning March
                        25, 2004.

Final Scheduled
Distribution Date:      The Distribution Date occurring in February 2034.

Due Period:             For any Distribution Date, the period commencing
                        on the second day of the month preceding the month in which such Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

Interest Accrual        The interest accrual period for the Offered Certificates
Period:                 with respect to any Distribution Date will be the period
                        beginning with the previous Distribution Date (or, in the case of the first Distribution Date, the Closing
                        Date) and ending on the day prior to the current
                        Distribution Date (on an actual/360 day count basis).

Mortgage Loans:         The Trust will consist of two groups of
                        adjustable and fixed rate sub-prime residential mortgage loans.

Group I Mortgage        Approximately $808.9 million of Mortgage Loans with
Loans:                  original principal balances that conform to the original
                        principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Group II Mortgage       Approximately $907.3 million of Mortgage Loans that
Loans:                  predominantly have original principal balances that do
                        not conform to the original principal balance limits for one- to four-family residential mortgage loan guidelines for purchase by Freddie Mac.

Pricing Prepayment      o     Fixed Rate Mortgage Loans: CPR starting at
Speed:                  approximately 1.5333% CPR in month 1 and increasing to
                        23% CPR in month 15 (23%/15 CPR increase for each month), and remaining at 23% CPR thereafter
                        o     ARM Mortgage Loans:  CPR of 25%

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Credit Enhancement:     The Offered Certificates are credit enhanced by:
                        1)     Net monthly excess cashflow from the Mortgage
                               Loans,
                        2)     [1.75%] overcollateralization (funded upfront).
                               On and after the Step-down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal [3.50%] of the aggregate principal balance of the Mortgage Loans as of the last day of the applicable Due Period, subject to a 0.50% floor, based on the aggregate principal balance of the Mortgage Loans as of the cut-off date, and
                        3)     Subordination of distributions on the more
                               subordinate classes of certificates (if
                               applicable) to the required distributions on the more senior classes of certificates.

Senior Enhancement      For any Distribution Date, the percentage obtained by
Percentage:             dividing (x) the aggregate Certificate Principal Balance
                        of the subordinate certificates (together with any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-down Date:         The later to occur of:
                        (x)   The earlier of:
                              (a) The Distribution Date occurring in March 2007; and
                              (b) The Distribution Date on which the aggregate balance of the Class A Certificates is reduced to zero; and
                        (y)   The first Distribution Date on which the Senior
                              Enhancement Percentage (calculated for this purpose only after taking into account payments of principal on the Mortgage Loans on the last day of the related Due Period but prior to principal distributions to the certificates on the applicable Distribution Date) is greater than or equal to approximately [29.00%].

Trigger Event:          Either a Delinquency Trigger Event or a Cumulative Loss
                        Trigger Event.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Delinquency Trigger     A Delinquency Trigger Event is in effect on any
Event:                  Distribution Date if on that Distribution Date the 60
                        Day+ Rolling Average equals or exceeds [50%] of the prior period's Senior Enhancement Percentage. The 60
                        Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent.

Cumulative Loss         A Cumulative Loss Trigger Event is in effect on any
Trigger Event:          Distribution Date if the aggregate amount of Realized
                        Losses incurred since the cut-off date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date exceeds the applicable percentages described below with respect to such distribution date:

                        Months 37- 48            [4.25] for the first month,
                                                 plus an additional 1/12th of
                                                 [1.50] for each month
                                                 thereafter (e.g., [5.00] in
                                                 Month 43)
                        Months 49- 60            [5.75] for the first month,
                                                 plus an additional 1/12th of
                                                 [1.25] for each month
                                                 thereafter (e.g., [6.375] in
                                                 Month 55)
                        Months 61- 72            [7.00] for the first month,
                                                 plus an additional 1/12th of
                                                 [0.25] for each month
                                                 thereafter (e.g., [7.125] in
                                                 Month 67)
                        Months 72- thereafter   [7.25]

Initial                 Class A:              [14.50%]
Subordination           Class M-1:             [8.50%]
Percentage:             Class M-2:             [5.75%]
                        Class M-3:             [4.75%]
                        Class B-1:             [3.75%]
                        Class B-2:             [2.75%]
                        Class B-3:             [1.75%]

Optional Clean-up       When the current aggregate principal balance of the
Call:                   Mortgage Loans is less than or equal to 10% of the
                        aggregate principal balance of the Mortgage Loans as of the cut-off date.

Step-up Coupons:        For all Offered Certificates the coupon will increase
                        after the optional clean-up call date, should the call not be exercised. The applicable fixed margin will increase by 2x on the Class A Certificates and by 1.5x on all other Certificates after the first distribution date on which the Optional Clean-up Call is exercisable.

Class A-1 Pass-Through  The Class A-1 Certificates will accrue interest at a
Rate: variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.

Class A-2 Pass-Through  The Class A-2 Certificates will accrue interest at a
Rate: variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap and (iii) the WAC Cap.

Class A-3 Pass-Through  The Class A-3 Certificates will accrue interest at a
Rate: variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class A-4 Pass-Through  The Class A-4 Certificates will accrue interest at a
Rate: variable rate equal to the least of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap and (iii) the WAC Cap.

Class M-1 Pass-Through  The Class M-1 Certificates will accrue interest at a
Rate: variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

Class M-2 Pass-Through  The Class M-2 Certificates will accrue interest at a
Rate: variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

Class M-3 Pass-Through  The Class M-3 Certificates will accrue interest at a
Rate: variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

Class B-1 Pass-Through  The Class B-1 Certificates will accrue interest at a
Rate: variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

Class B-2 Pass-Through  The Class B-2 Certificates will accrue interest at a
Rate: variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Class B-3 Pass-Through  The Class B-3 Certificates will accrue interest at a
Rate: variable rate equal to the lesser of (i) one-month LIBOR plus [] bps ([] bps after the first distribution date on which the Optional Clean-up Call is exercisable) and
                        (ii) the WAC Cap.

WAC Cap: As to any Distribution Date a per annum rate equal to the product of (i) the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Loan Group I Cap:       As to any Distribution Date, a per annum rate equal to
                        the product of (i) weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Loan Group II Cap:      As to any Distribution Date, a per annum rate equal to
                        the product of (i) weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less servicing, trustee and other fee rates, and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related Interest Accrual Period.

Class A-1 and A-2 Basis As to any Distribution Date, the supplemental interest
Risk Carry Forward      amount for each of the Class A-1 and Class A-2
Amount:                 Certificates will equal the sum of:
                        (i)   The excess, if any, of interest that would
                              otherwise be due on such Certificates at the Class A-1 and Class A-2 Pass-Through Rates (without regard to the Loan Group I Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;
                        (ii)  Any Class A-1 and Class A-2 Basis Risk Carry
                              Forward Amount remaining unpaid from prior
                              Distribution Dates; and
                        (iii) Interest on the amount in clause (ii) at the
                              related Class A-1 and Class A-2 Pass-Through Rate (without regard to the Loan Group I Cap or WAC
                              Cap).

Class A-3 and A-4 Basis As to any Distribution Date, the supplemental interest
Risk Carry Forward      amount for the Class A-3 and Class A-4 Certificates will
Amount:                 equal the sum of:
                        (i)   The excess, if any, of interest that would
                              otherwise be due on such Certificates at the Class A-3 and Class A-4 Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due such Certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;
                        (ii)  Any Class A-3 and Class A-4 Basis Risk Carry
                              Forward Amount remaining unpaid from prior
                              Distribution Dates; and
                        (iii) Interest on the amount in clause (ii) at the
                              related Class A-3 and Class A-4 Pass-Through Rate (without regard to the Loan Group II Cap or WAC
                              Cap).

Class M-1, M-2, M-3,    As to any Distribution Date, the supplemental interest
B-1, B-2 and B-3 Basis  amount for each of the Class M-1, M-2, M-3, B-1, B-2 and
Risk Carry Forward      B-3 Certificates will equal the sum of:
Amounts:
                        (i)   The excess, if any, of interest that would
                              otherwise be due on such Certificates at such Certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due such Certificates at a rate equal to the WAC Cap;
                        (ii)  Any Basis Risk Carry Forward Amount for such class
                              remaining unpaid for such Certificate from prior Distribution Dates; and
                        (iii) Interest on the amount in clause (ii) at the
                              Certificates' applicable Pass-Through Rate
                              (without regard to the WAC Cap).


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Interest Distributions  On each Distribution Date and after payments of
on Offered              servicing and trustee fees and other expenses, interest
Certificates:           distributions from the Interest Remittance Amount will
                        be allocated as follows:
                        (i)    The portion of the Interest Remittance Amount
                               attributable to the Group I Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Group I Class A Certificates and second, to the Group II Class A Certificates;
                        (ii)   The portion of the Interest Remittance Amount
                               attributable to the Group II Mortgage Loans will be allocated according to the related Accrued Certificate Interest and any unpaid interest shortfall amounts for such class, as applicable, first, to the Group II Class A Certificates and second, to the Group I Class A Certificates;
                        (iii)  To the Class M-1 Certificates, its Accrued
                               Certificate Interest;
                        (iv)   To the Class M-2 Certificates, its Accrued
                               Certificate Interest;
                        (v)    To the Class M-3 Certificates, its Accrued
                               Certificate Interest;
                        (vi)   To the Class B-1 Certificates, its Accrued
                               Certificate Interest;
                        (vii)  To the Class B-2 Certificates, its Accrued
                               Certificate Interest, and
                        (viii) To the Class B-3 Certificates, its Accrued
                               Certificate Interest.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Principal Distributions On each Distribution Date (a) prior to the Stepdown Date
on Offered              or (b) on which a Trigger Event is in effect, principal
Certificates:           distributions from the Principal Distribution Amount
                        will be allocated as follows:
                        (i)   to the Class A Certificates, allocated between the
                              Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                        (ii)  to the Class M-1 Certificates, until the
                              Certificate Principal Balance thereof has been reduced to zero;
                        (iii) to the Class M-2 Certificates, until the
                              Certificate Principal Balance thereof has been reduced to zero;
                        (iv)  to the Class M-3 Certificates, until the
                              Certificate Principal Balance thereof has been reduced to zero;
                        (v)   to the Class B-1 Certificates, until the
                              Certificate Principal Balance thereof has been reduced to zero;
                        (vi)  to the Class B-2 Certificates, until the
                              Certificate Principal Balance thereof has been reduced to zero; and
                        (vii) to the Class B-3 Certificates, until the
                              Certificate Principal Balance thereof has been reduced to zero.

                        On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated as follows:
                        (i) to the Class A Certificates, the lesser of the Principal Distribution Amount and the Class A Principal Distribution Amount, allocated between the Class A Certificates as described below, until the Certificate Principal Balances thereof have been reduced to zero;
                        (ii) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                        (iii) to the Class M-2 Certificates, the lesser of the
                              remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                        (iv) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                        (v) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero;
                        (vi) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero; and
                        (vii) to the Class B-3 Certificates, the lesser of the
                              remaining Principal Distribution Amount and the Class B-3 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Class A Principal       All principal distributions to the holders of the Class
Allocation:             A Certificates on any Distribution Date will be
                        allocated concurrently between the Class A-1 and Class
                        A-2 Certificates (collectively, the "Group I Class A
                        Certificates"), on the one hand, and the Class A-3 and Class A-4 Certificates (collectively, the "Group II
                        Class A Certificates"), on the other hand, based on the Class A Principal Allocation Percentage for the Group I
                        Class A Certificates and the Group II Class A
                        Certificates, as applicable. The Group I Class A
                        Certificates and the Group II Class A Certificates are each a "Class A Certificate Group."

                        However, if the Class Certificate Balances of the Class A Certificates in either Class A Certificate Group are reduced to zero, then the remaining amount of principal distributions distributable to the Class A Certificates on that Distribution Date, and the amount of those principal distributions distributable on all subsequent Distribution Dates, will be distributed to the holders of the Class A certificates in the other Class A Certificate Group remaining outstanding, in accordance with the principal distribution allocations described herein, until their Class Certificate Balances have been reduced to zero. Any payments of principal to the Group I Class A Certificates will be made first from payments relating to the Group I Mortgage Loans, and any payments of principal to the Group II Class A Certificates will be made first from payments relating to the Group II Mortgage Loans.

                        For the first 36 Distribution Dates, any principal distributions allocated to the Group I Class A Certificates will be distributed sequentially, first to the Class A-1 Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-2 Certificates, until their Class Certificate Balance has been reduced to zero. Beginning on the 37th Distribution Date, principal distributions allocated to the Group I Class A Certificates will be distributed pro rata between the Class A-1 and Class A-2 Certificates, or if the Certificate Principal Balance of the Class A-1 Certificates has been reduced to zero, solely to the Class A-2 Certificates. Notwithstanding the foregoing, in the event that a Trigger Event is in effect, principal distributions to the Group I Class A Certificates will be allocated first to the Class A-1 Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-2 Certificates, until their Class Certificate Balance has been reduced to zero.

                        Any principal distributions allocated to the Group II Class A Certificates will be allocated sequentially, first to the Class A-3 Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-4 Certificates, until their Class Certificate Balance has been reduced to zero.

                        Notwithstanding the above, in the event that all subordinate classes, including the Class X certificates, have been reduced to zero, principal distributions to the Group II Class A Certificates will be distributed pro rata between the Class A-3 and Class A-4 Certificates.

Class A-2, Class A-3    Beginning on the first Distribution Date, and for a
and Class A-4 Interest  period of 35 months thereafter, an Interest Rate Cap
Rate Cap:               will be entered into by the Trust for the benefit of the
                        Class A-2, Class A-3 and Class A-4 Certificates.

                        For its duration, the Class A-2, Class A-3 and Class A-4 Interest Rate Cap pays the Trust the product of (i) the excess, if any, of the then current 1-month LIBOR rate (not to exceed the cap ceiling) over the cap strike (on an Actual/360 day count basis) and (ii) the Class A-2, Class A-3 and Class A-4 Interest Rate Cap Notional Balance ("the Class A-2, Class A-3 and Class A-4 Interest Rate Cap Payment") as described on the schedule herein.



This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Class A-2, Class A-3    The Class A-2, Class A-3 and Class A-4 Interest Rate Cap
and Class A-4 Interest  Payment shall be available to pay any Basis Risk Carry
Rate Cap Payment        Forward Amount due to the Class A-2, Class A-3 and Class
Allocation:             A-4 Certificates pro rata.

Class M Interest Rate   Beginning on the first Distribution Date, and for a
Cap:                    period of 43 months thereafter, an Interest Rate Cap
                        will be pledged to the Trust for the benefit of the Class M Certificates.

                        For its duration, the Class M Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an Actual/360 day count basis) and (ii) the Class M Interest Rate Cap Notional Balance ("the Class M Interest Rate Cap Payment") as described on the schedule herein.

Class M Interest Rate   The Class M Interest Rate Cap Payment shall be available
Cap Payment Allocation: to pay any Basis Risk Carry Forward Amount due to the
                        Class M-1, Class M-2 and Class M-3 Certificates on a pro rata basis.

Class B Interest Rate   Beginning on the first Distribution Date, and for a
Cap:                    period of 43 months thereafter, an Interest Rate Cap
                        will be pledged to the Trust for the benefit of the Class B Certificates.

                        For its duration, the Class B Interest Rate Cap pays the Trust the product of (i) the difference between the then current 1-month LIBOR rate (not to exceed the cap ceiling) and the cap strike (on an Actual/360 day count basis) and (ii) the Class B Interest Rate Cap Notional Balance ("the Class B Interest Rate Cap Payment") as described on the schedule herein.

Class B Interest Rate   The Class B Interest Rate Cap Payment shall be available
Cap Payment Allocation: to pay any Basis Risk Carry Forward Amount due to the
                        Class B-1, Class B-2 and Class B-3 Certificates on a pro rata basis.

Allocation of Net       For any Distribution Date, any Net Monthly Excess
Monthly Excess          Cashflow shall be paid as follows:
Cashflow:
                        (i)    to the Class M-1 Certificates, the unpaid
                               interest shortfall amount;
                        (ii)   to the Class M-1 Certificates, the allocated
                               unreimbursed realized loss amount;
                        (iii)  to the Class M-2 Certificates, the unpaid
                               interest shortfall amount;
                        (iv)   to the Class M-2 Certificates, the allocated
                               unreimbursed realized loss amount;
                        (v)    to the Class M-3 Certificates, the unpaid
                               interest shortfall amount;
                        (vi)   to the Class M-3 Certificates, the allocated
                               unreimbursed realized loss amount;
                        (vii)  to the Class B-1 Certificates, the unpaid
                               interest shortfall amount;
                        (viii) to the Class B-1 Certificates, the allocated
                               unreimbursed realized loss amount;
                        (ix)   to the Class B-2 Certificates, the unpaid
                               interest shortfall amount;
                        (x)    to the Class B-2 Certificates, the allocated
                               unreimbursed realized loss amount;
                        (xi)   to the Class B-3 Certificates, the unpaid
                               interest shortfall amount;
                        (xii)  to the Class B-3 Certificates, the allocated
                               unreimbursed realized loss amount;
                        (xiii) concurrently, any unpaid Class A-1 and Class A-2
                               Basis Risk Carry Forward Amount to the Class A-1 and Class A-2 Certificates, and any unpaid Class A-3 and Class A-4 Basis Risk Carry Forward Amount to the Class A-3 and Class A-4 Certificates; and
                        (xiv)  sequentially, to Classes M-1, M-2, M-3, B-1, B-2
                               and B-3 Certificates, in such order, any unpaid Basis Risk Carry Forward Amount for such classes.

Interest Remittance     For any Distribution Date, the portion of available
Amount:                 funds for such Distribution Date attributable to
                        interest received or advanced on the Mortgage Loans.




This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Accrued Certificate     For any Distribution Date and each class of Offered
Interest:               Certificates, equals the amount of interest accrued
                        during the related interest accrual period at the related Pass-through Rate, reduced by any prepayment interest shortfalls and shortfalls resulting from the application of the Servicemembers Civil Relief Act or similar state law allocated to such class.

Principal Distribution  On any Distribution Date, the sum of (i) the Basic
Amount: Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal         On any Distribution Date, the excess of (i) the
Distribution Amount:    aggregate principal remittance amount over (ii) the
                        Excess Subordinated Amount, if any.

Net Monthly Excess      For any Distribution Date is the amount of funds
Cashflow:               available for distribution on such Distribution Date
                        remaining after making all distributions of interest and principal on the certificates.

Extra Principal         For any Distribution Date, the lesser of (i) the excess
Distribution Amount:    of (x) interest collected or advanced with respect to
                        the Mortgage Loans with due dates in the related Due
                        Period (less servicing and trustee fees and expenses), over (y) the sum of interest payable on the Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such
                        Distribution Date.

Excess Subordinated     For any Distribution Date, means the excess, if any of
Amount:                 (i) the overcollateralization and (ii) the required
                        overcollateralization for such Distribution Date.

Class A Principal       For any Distribution Date, the percentage equivalent of
Allocation Percentage:  a fraction, determined as follows: (i) in the case of the Group I Class A Certificates the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage
                        Loans and the denominator of which is (y) the principal remittance amount for such Distribution Date and (ii) in the case of the Group II Class A Certificates, the numerator of which is (x) the portion of the principal remittance amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is
                        (y) the principal remittance amount for such Distribution Date.

Class A Principal       For any Distribution Date, an amount equal to the excess
Distribution Amount:    of (x) the aggregate Certificate Principal Balance of
                        the Class A Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 71.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage
                        Loans as of the last day of the related Due Period over $8,580,617.

Class M-1 Principal     For any Distribution Date, an amount equal to the excess
Distribution Amount:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date) and (ii) the Certificate Principal Balance of the Class M-1
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 83.00% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,580,617.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Class M-2 Principal     For any Distribution Date, an amount equal to the excess
Distribution Amount:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date) and (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 88.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                        Period over $8,580,617.

Class M-3 Principal     For any Distribution Date, an amount equal to the excess
Distribution Amount:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date), (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                        Distribution Amount on such Distribution Date) and (iv) the Certificate Principal Balance of the Class M-3
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 90.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,580,617.

Class B-1 Principal     For any Distribution Date, an amount equal to the excess
Distribution Amount:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date), (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                        Distribution Amount on such Distribution Date), (iv) the
                        Certificate Principal Balance of the Class M-3
                        Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                        Distribution Date) and (v) the Certificate Principal
                        Balance of the Class B-1 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 92.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                        Period over $8,580,617.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Class B-2 Principal     For any Distribution Date, an amount equal to the excess
Distribution Amount:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date), (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                        Distribution Amount on such Distribution Date), (iv) the
                        Certificate Principal Balance of the Class M-3
                        Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                        Distribution Date), (v) the Certificate Principal
                        Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                        Distribution Amount on such Distribution Date) and (vi) the Certificate Principal Balance of the Class B-2
                        Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 94.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period over $8,580,617.

Class B-3 Principal     For any Distribution Date, an amount equal to the excess
Distribution Amount:    of (x) the sum of (i) the aggregate Certificate
                        Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal
                        Distribution Amount on such Distribution Date), (ii) the
                        Certificate Principal Balance of the Class M-1
                        Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such
                        Distribution Date), (iii) the Certificate Principal
                        Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal
                        Distribution Amount on such Distribution Date), (iv) the
                        Certificate Principal Balance of the Class M-3
                        Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such
                        Distribution Date), (v) the Certificate Principal
                        Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal
                        Distribution Amount on such Distribution Date), (vi) the
                        Certificate Principal Balance of the Class B-2
                        Certificates (after taking into account the payment of the Class B-2 Principal Distribution Amount on such
                        Distribution Date) and (vii) the Certificate Principal
                        Balance of the Class B-3 Certificates immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) approximately 96.50% and (ii) the aggregate principal balance of the Mortgage Loans as of the last day of the related Due Period and (B) the excess, if any, of the aggregate principal balance of the Mortgage Loans as of the last day of the related Due
                        Period over $8,580,617.

Trust Tax Status:       REMIC.

ERISA Eligibility:      Subject to the considerations in the Prospectus, all
                        Offered Certificates are ERISA eligible.

SMMEA Eligibility:      None of the Offered Certificates will be SMMEA eligible.

Prospectus:             The Class A-2, Class A-3, Class A-4, Class M-1, Class
                        M-2, Class M-3, Class B-1, Class B-2 and Class B-3
                        Certificates are being offered pursuant to a prospectus supplemented by a prospectus supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them is contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                        PLEASE SEE "RISK FACTORS" IN THE PROSPECTUS FOR A DESCRIPTION OF INFORMATION THAT SHOULD BE CONSIDERED IN CONNECTION WITH AN INVESTMENT IN THE OFFERED CERTIFICATES.


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.

Weighted Average Life Sensitivity
To CALL

    PPC (%)                        50            60            75            100            125            150           175
------------------------------------------------------------------------------------------------------------------------------------
A-2 WAL                           8.22          7.46          6.64           5.81           5.28           4.87          4.25
    First Payment Date         3/25/2007     3/25/2007     3/25/2007      5/25/2007      10/25/2007     3/25/2008     5/25/2008
    Expected Final Maturity    4/25/2019     3/25/2017     10/25/2014     2/25/2012      5/25/2010      3/25/2009     5/25/2008
    Window                      37 - 182      37 - 157      37 - 128       39 - 96        44 - 75        49 - 61       51 - 51
------------------------------------------------------------------------------------------------------------------------------------
A-3 WAL                           1.71          1.45          1.18           0.90           0.72           0.60          0.52
    First Payment Date         3/25/2004     3/25/2004     3/25/2004      3/25/2004      3/25/2004      3/25/2004     3/25/2004
    Expected Final Maturity    9/25/2007     2/25/2007     7/25/2006      12/25/2005     8/25/2005      4/25/2005     2/25/2005
    Window                       1 - 43        1 - 36        1 - 29         1 - 22         1 - 18         1 - 14        1 - 12
------------------------------------------------------------------------------------------------------------------------------------
A-4 WAL                           8.74          7.45          6.04           4.50           3.47           2.71          2.11
    First Payment Date         9/25/2007     2/25/2007     7/25/2006      12/25/2005     8/25/2005      4/25/2005     2/25/2005
    Expected Final Maturity    4/25/2019     3/25/2017     10/25/2014     2/25/2012      5/25/2010      3/25/2009     5/25/2008
    Window                      43 - 182      36 - 157      29 - 128       22 - 96        18 - 75        14 - 61       12 - 51
------------------------------------------------------------------------------------------------------------------------------------
M-1 WAL                          10.16          8.66          7.01           5.30           4.45           4.12          4.12
    First Payment Date         2/25/2009     4/25/2008     6/25/2007      4/25/2007      6/25/2007      8/25/2007     11/25/2007
    Expected Final Maturity    4/25/2019     3/25/2017     10/25/2014     2/25/2012      5/25/2010      3/25/2009     5/25/2008
    Window                      60 - 182      50 - 157      40 - 128       38 - 96        40 - 75        42 - 61       45 - 51
------------------------------------------------------------------------------------------------------------------------------------
M-2 WAL                          10.16          8.66          7.01           5.29           4.37           3.91          3.74
    First Payment Date         2/25/2009     4/25/2008     6/25/2007      3/25/2007      5/25/2007      6/25/2007     7/25/2007
    Expected Final Maturity    4/25/2019     3/25/2017     10/25/2014     2/25/2012      5/25/2010      3/25/2009     5/25/2008
    Window                      60 - 182      50 - 157      40 - 128       37 - 96        39 - 75        40 - 61       41 - 51
------------------------------------------------------------------------------------------------------------------------------------
M-3 WAL                          10.16          8.66          7.01           5.28           4.34           3.85          3.61
    First Payment Date         2/25/2009     4/25/2008     6/25/2007      3/25/2007      4/25/2007      5/25/2007     6/25/2007
    Expected Final Maturity    4/25/2019     3/25/2017     10/25/2014     2/25/2012      5/25/2010      3/25/2009     5/25/2008
    Window                      60 - 182      50 - 157      40 - 128       37 - 96        38 - 75        39 - 61       40 - 51
------------------------------------------------------------------------------------------------------------------------------------
B-1 WAL                          10.16          8.66          7.01           5.28           4.34           3.83          3.56
    First Payment Date         2/25/2009     4/25/2008     6/25/2007      3/25/2007      4/25/2007      5/25/2007     5/25/2007
    Expected Final Maturity    4/25/2019     3/25/2017     10/25/2014     2/25/2012      5/25/2010      3/25/2009     5/25/2008
    Window                      60 - 182      50 - 157      40 - 128       37 - 96        38 - 75        39 - 61       39 - 51
------------------------------------------------------------------------------------------------------------------------------------
B-2 WAL                          10.16          8.66          7.01           5.28           4.33           3.78          3.51
    First Payment Date         2/25/2009     4/25/2008     6/25/2007      3/25/2007      3/25/2007      4/25/2007     5/25/2007
    Expected Final Maturity    4/25/2019     3/25/2017     10/25/2014     2/25/2012      5/25/2010      3/25/2009     5/25/2008
    Window                      60 - 182      50 - 157      40 - 128       37 - 96        37 - 75        38 - 61       39 - 51
------------------------------------------------------------------------------------------------------------------------------------
B-3 WAL                          10.00          8.51          6.88           5.18           4.23           3.71          3.40
    First Payment Date         2/25/2009     4/25/2008     6/25/2007      3/25/2007      3/25/2007      3/25/2007     4/25/2007
    Expected Final Maturity    4/25/2019     3/25/2017     10/25/2014     2/25/2012      5/25/2010      3/25/2009     5/25/2008
    Window                      60 - 182      50 - 157      40 - 128       37 - 96        37 - 75        37 - 61       38 - 51

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

Weighted Average Life Sensitivity
To MATURITY

    PPC (%)                        50            60            75            100            125            150          175
------------------------------------------------------------------------------------------------------------------------------------
A-2 WAL                           8.84          8.10          7.30           6.52           6.11          5.99          6.25
    First Payment Date         3/25/2007     3/25/2007      3/25/2007     5/25/2007      10/25/2007     3/25/2008    12/25/2008
    Expected Final Maturity    3/25/2031     5/25/2029      1/25/2026     1/25/2021      6/25/2017     11/25/2014    11/25/2012
    Window                      37 - 325      37 - 303      37 - 263       39 - 203       44 - 160      49 - 129      58 - 105
------------------------------------------------------------------------------------------------------------------------------------
A-3 WAL                           1.71          1.45          1.18           0.90           0.72          0.60          0.52
    First Payment Date         3/25/2004     3/25/2004      3/25/2004     3/25/2004      3/25/2004      3/25/2004    3/25/2004
    Expected Final Maturity    9/25/2007     2/25/2007      7/25/2006     12/25/2005     8/25/2005      4/25/2005    2/25/2005
    Window                       1 - 43        1 - 36        1 - 29         1 - 22         1 - 18        1 - 14        1 - 12
------------------------------------------------------------------------------------------------------------------------------------
A-4 WAL                           9.44          8.11          6.63           4.97           3.85          3.03          2.36
    First Payment Date         9/25/2007     2/25/2007      7/25/2006     12/25/2005     8/25/2005      4/25/2005    2/25/2005
    Expected Final Maturity    6/25/2031     9/25/2029      6/25/2026     8/25/2021      2/25/2018      7/25/2015    8/25/2013
    Window                      43 - 328      36 - 307      29 - 268       22 - 210       18 - 168      14 - 137      12 - 114
------------------------------------------------------------------------------------------------------------------------------------
M-1 WAL                          10.98          9.41          7.66           5.81           4.86          4.45          4.48
    First Payment Date         2/25/2009     4/25/2008      6/25/2007     4/25/2007      6/25/2007      8/25/2007    11/25/2007
    Expected Final Maturity    11/25/2027    5/25/2025      1/25/2022     10/25/2017     12/25/2014    12/25/2012    6/25/2011
    Window                      60 - 285      50 - 255      40 - 215       38 - 164       40 - 130      42 - 106      45 - 88
------------------------------------------------------------------------------------------------------------------------------------
M-2 WAL                          10.86          9.29          7.55           5.71           4.71          4.18          3.96
    First Payment Date         2/25/2009     4/25/2008      6/25/2007     3/25/2007      5/25/2007      6/25/2007    7/25/2007
    Expected Final Maturity    9/25/2025     2/25/2023      1/25/2019     2/25/2016      7/25/2013     10/25/2011    6/25/2010
    Window                      60 - 259      50 - 228      40 - 189       37 - 144       39 - 113       40 - 92      41 - 76
------------------------------------------------------------------------------------------------------------------------------------
M-3 WAL                          10.74          9.18          7.45           5.62           4.62          4.07          3.79
    First Payment Date         2/25/2009     4/25/2008      6/25/2007     3/25/2007      4/25/2007      5/25/2007    6/25/2007
    Expected Final Maturity    10/25/2023    4/25/2021      4/25/2018     11/25/2014     7/25/2012     12/25/2010    10/25/2009
    Window                      60 - 236      50 - 206      40 - 170       37 - 129       38 - 101       39 - 82      40 - 68
------------------------------------------------------------------------------------------------------------------------------------
B-1 WAL                          10.62          9.07          7.36           5.55           4.55          4.00          3.70
    First Payment Date         2/25/2009     4/25/2008      6/25/2007     3/25/2007      4/25/2007      5/25/2007    5/25/2007
    Expected Final Maturity    11/25/2022    5/25/2020      7/25/2017     3/25/2014      1/25/2012      7/25/2010    6/25/2009
    Window                      60 - 225      50 - 195      40 - 161       37 - 121       38 - 95        39 - 77      39 - 64
------------------------------------------------------------------------------------------------------------------------------------
B-2 WAL                          10.42          8.88          7.20           5.43           4.45          3.88          3.58
    First Payment Date         2/25/2009     4/25/2008      6/25/2007     3/25/2007      3/25/2007      4/25/2007    5/25/2007
    Expected Final Maturity    8/25/2021     3/25/2019      7/25/2016     6/25/2013      6/25/2011      1/25/2010    1/25/2009
    Window                      60 - 210      50 - 181      40 - 149       37 - 112       37 - 88        38 - 71      39 - 59
------------------------------------------------------------------------------------------------------------------------------------
B-3 WAL                          10.01          8.52          6.89           5.19           4.24          3.72          3.41
    First Payment Date         2/25/2009     4/25/2008      6/25/2007     3/25/2007      3/25/2007      3/25/2007    4/25/2007
    Expected Final Maturity    11/25/2019    8/25/2017      3/25/2015     5/25/2012      8/25/2010      5/25/2009    7/25/2008
    Window                      60 - 189      50 - 162      40 - 133       37 - 99        37 - 78        37 - 63      38 - 53

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

CPR Sensitivity
To CALL

       CPR (%)                                20                    25                    30
--------------------------------------------------------------------------------------------------------
A-2    WAL                                   6.38                  5.77                  5.33
       First Payment Date                  3/25/2007             6/25/2007            10/25/2007
       Expected Final Maturity            10/25/2013            10/25/2011             5/25/2010
       Window                              37 - 116               40 - 92               44 - 75
--------------------------------------------------------------------------------------------------------
A-3    WAL                                   0.99                  0.79                  0.65
       First Payment Date                  3/25/2004             3/25/2004             3/25/2004
       Expected Final Maturity             3/25/2006            10/25/2005             6/25/2005
       Window                               1 - 25                1 - 20                1 - 16
--------------------------------------------------------------------------------------------------------
A-4    WAL                                   5.40                  4.24                  3.39
       First Payment Date                  3/25/2006            10/25/2005             6/25/2005
       Expected Final Maturity            10/25/2013            10/25/2011             5/25/2010
       Window                              25 - 116               20 - 92               16 - 75
--------------------------------------------------------------------------------------------------------
M-1    WAL                                   6.32                  5.12                  4.46
       First Payment Date                  3/25/2007             4/25/2007             6/25/2007
       Expected Final Maturity            10/25/2013            10/25/2011             5/25/2010
       Window                              37 - 116               38 - 92               40 - 75
--------------------------------------------------------------------------------------------------------
M-2    WAL                                   6.32                  5.09                  4.37
       First Payment Date                  3/25/2007             4/25/2007             5/25/2007
       Expected Final Maturity            10/25/2013            10/25/2011             5/25/2010
       Window                              37 - 116               38 - 92               39 - 75
--------------------------------------------------------------------------------------------------------
M-3    WAL                                   6.32                  5.09                  4.34
       First Payment Date                  3/25/2007             3/25/2007             4/25/2007
       Expected Final Maturity            10/25/2013            10/25/2011             5/25/2010
       Window                              37 - 116               37 - 92               38 - 75
--------------------------------------------------------------------------------------------------------
B-1    WAL                                   6.32                  5.07                  4.32
       First Payment Date                  3/25/2007             3/25/2007             4/25/2007
       Expected Final Maturity            10/25/2013            10/25/2011             5/25/2010
       Window                              37 - 116               37 - 92               38 - 75
--------------------------------------------------------------------------------------------------------
B-2    WAL                                   6.32                  5.07                  4.32
       First Payment Date                  3/25/2007             3/25/2007             3/25/2007
       Expected Final Maturity            10/25/2013            10/25/2011             5/25/2010
       Window                              37 - 116               37 - 92               37 - 75
--------------------------------------------------------------------------------------------------------
B-3    WAL                                   6.21                  4.98                  4.22
       First Payment Date                  3/25/2007             3/25/2007             3/25/2007
       Expected Final Maturity            10/25/2013            10/25/2011             5/25/2010
       Window                              37 - 116               37 - 92               37 - 75

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

CPR Sensitivity
To MATURITY

       CPR (%)                                20                    25                    30
--------------------------------------------------------------------------------------------------------
A-2    WAL                                   7.11                  6.56                  6.26
       First Payment Date                  3/25/2007             6/25/2007            10/25/2007
       Expected Final Maturity            11/25/2024             2/25/2021             3/25/2018
       Window                              37 - 249              40 - 204              44 - 169
--------------------------------------------------------------------------------------------------------
A-3    WAL                                   0.99                  0.79                  0.65
       First Payment Date                  3/25/2004             3/25/2004             3/25/2004
       Expected Final Maturity             3/25/2006            10/25/2005             6/25/2005
       Window                               1 - 25                1 - 20                1 - 16
--------------------------------------------------------------------------------------------------------
A-4    WAL                                   5.93                  4.67                  3.75
       First Payment Date                  3/25/2006            10/25/2005             6/25/2005
       Expected Final Maturity            11/25/2024             1/25/2021             2/25/2018
       Window                              25 - 249              20 - 203              16 - 168
--------------------------------------------------------------------------------------------------------
M-1    WAL                                   6.93                  5.61                  4.87
       First Payment Date                  3/25/2007             4/25/2007             6/25/2007
       Expected Final Maturity             7/25/2020             5/25/2017             1/25/2015
       Window                              37 - 197              38 - 159              40 - 131
--------------------------------------------------------------------------------------------------------
M-2    WAL                                   6.83                  5.50                  4.71
       First Payment Date                  3/25/2007             4/25/2007             5/25/2007
       Expected Final Maturity             7/25/2018             9/25/2015             8/25/2013
       Window                              37 - 173              38 - 139              39 - 114
--------------------------------------------------------------------------------------------------------
M-3    WAL                                   6.74                  5.42                  4.62
       First Payment Date                  3/25/2007             3/25/2007             4/25/2007
       Expected Final Maturity             1/25/2017             6/25/2014             8/25/2012
       Window                              37 - 155              37 - 124              38 - 102
--------------------------------------------------------------------------------------------------------
B-1    WAL                                   6.65                  5.34                  4.54
       First Payment Date                  3/25/2007             3/25/2007             4/25/2007
       Expected Final Maturity             5/25/2016            11/25/2013             2/25/2012
       Window                              37 - 147              37 - 117               38 - 96
--------------------------------------------------------------------------------------------------------
B-2    WAL                                   6.50                  5.22                  4.44
       First Payment Date                  3/25/2007             3/25/2007             3/25/2007
       Expected Final Maturity             5/25/2015             2/25/2013             6/25/2011
       Window                              37 - 135              37 - 108               37 - 88
--------------------------------------------------------------------------------------------------------
B-3    WAL                                   6.22                  4.99                  4.23
       First Payment Date                  3/25/2007             3/25/2007             3/25/2007
       Expected Final Maturity             2/25/2014             2/25/2012             8/25/2010
       Window                              37 - 120               37 - 96               37 - 78


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
     0            --            --            --            --            --            --            --            --            --
     1          9.94          9.97          9.97          9.81          9.81          9.81          9.81          9.81          9.81
     2          9.25          9.29          9.29          9.13          9.13          9.13          9.13          9.13          9.13
     3          9.50          9.55          9.55          9.38          9.38          9.38          9.38          9.38          9.38
     4          9.29          9.34          9.34          9.17          9.17          9.17          9.17          9.17          9.17
     5          9.52          9.57          9.57          9.39          9.39          9.39          9.39          9.39          9.39
     6          9.30          9.35          9.35          9.17          9.17          9.17          9.17          9.17          9.17
     7          9.30          9.35          9.35          9.17          9.17          9.17          9.17          9.17          9.17
     8          9.53          9.58          9.58          9.39          9.39          9.39          9.39          9.39          9.39
     9          9.31          9.36          9.36          9.17          9.17          9.17          9.17          9.17          9.17
    10          9.54          9.59          9.59          9.39          9.39          9.39          9.39          9.39          9.39
    11          9.32          9.37          9.37          9.17          9.17          9.17          9.17          9.17          9.17
    12          9.33          9.38          9.38          9.17          9.17          9.17          9.17          9.17          9.17
    13         10.06         10.12         10.12          9.89          9.89          9.89          9.89          9.89          9.89
    14          9.34          9.39          9.39          9.17          9.17          9.17          9.17          9.17          9.17
    15          9.57          9.62          9.62          9.39          9.39          9.39          9.39          9.39          9.39
    16          9.35          9.40          9.40          9.17          9.17          9.17          9.17          9.17          9.17
    17          9.58          9.64          9.64          9.39          9.39          9.39          9.39          9.39          9.39
    18          9.36          9.41          9.41          9.17          9.17          9.17          9.17          9.17          9.17
    19          9.37          9.42          9.42          9.17          9.17          9.17          9.17          9.17          9.17
    20          9.62          9.68          9.68          9.41          9.41          9.41          9.41          9.41          9.41
    21          9.42          9.47          9.47          9.20          9.20          9.20          9.20          9.20          9.20
    22         10.54         10.49         10.49         10.21         10.21         10.21         10.21         10.21         10.21
    23         10.28            --         10.23          9.95          9.95          9.95          9.95          9.95          9.95
    24         10.29            --         10.24          9.95          9.95          9.95          9.95          9.95          9.95
    25         11.16            --         11.11         10.79         10.79         10.79         10.79         10.79         10.79
    26         10.32            --         10.27          9.97          9.97          9.97          9.97          9.97          9.97
    27         10.61            --         10.56         10.24         10.24         10.24         10.24         10.24         10.24
    28         10.57            --         10.46         10.14         10.14         10.14         10.14         10.14         10.14
    29         10.87            --         10.77         10.42         10.42         10.42         10.42         10.42         10.42
    30         10.59            --         10.49         10.14         10.14         10.14         10.14         10.14         10.14
    31         10.64            --         10.53         10.16         10.16         10.16         10.16         10.16         10.16
    32         10.98            --         10.87         10.48         10.48         10.48         10.48         10.48         10.48
    33         10.87            --         10.75         10.35         10.35         10.35         10.35         10.35         10.35
    34         11.14            --         10.96         10.53         10.53         10.53         10.53         10.53         10.53
    35         10.83            --         10.66         10.22         10.22         10.22         10.22         10.22         10.22
    36         10.85            --         10.68         10.22         10.22         10.22         10.22         10.22         10.22
    37         23.55            --         23.35         11.24         11.24         11.24         11.24         11.24         11.24
    38         11.27            --         11.09         10.28         10.28         10.28         10.27         10.27         10.27


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
    39         11.77            --         11.56         10.73         10.73         10.73         10.73         10.73         10.73
    40         12.02            --         11.76         10.18         10.18         10.18         10.18         10.18         10.18
    41         12.41            --         12.16         10.51         10.51         10.51         10.51         10.51         10.51
    42         12.01            --         11.76         10.18         10.18         10.18         10.18         10.18         10.18
    43         12.05            --         11.79         10.20         10.20         10.20         10.20         10.20         10.20
    44         12.48            --         12.21         10.57         10.57         10.57         10.57         10.57         10.57
    45         12.23            --         11.95         10.22         10.22         10.22         10.22         10.22         10.22
    46         12.93            --         12.63         10.83         10.83         10.83         10.83         10.83         10.83
    47         12.51            --         12.22         10.48         10.48         10.48         10.48         10.48         10.48
    48         12.51            --         12.22         10.48         10.48         10.48         10.48         10.48         10.48
    49         13.41            --         13.09         11.23         11.23         11.23         11.23         11.23         11.23
    50         12.57            --         12.26         10.53         10.53         10.53         10.53         10.53         10.53
    51         13.13            --         12.80         11.01         11.01         11.01         11.01         11.01         11.01
    52         12.72            --         12.39         10.66         10.66         10.66         10.66         10.66         10.66
    53         13.14            --         12.80         11.01         11.01         11.01         11.01         11.01         11.01
    54         12.71            --         12.39         10.66         10.66         10.66         10.66         10.66         10.66
    55         12.74            --         12.41         10.67         10.67         10.67         10.67         10.67         10.67
    56         13.17            --         12.83         11.04         11.04         11.04         11.04         11.04         11.04
    57         12.84            --         12.50         10.77         10.77         10.77         10.77         10.77         10.77
    58         13.31            --         13.00         11.19         11.19         11.19         11.19         11.19         11.19
    59         12.88            --         12.58         10.82         10.82         10.82         10.82         10.82         10.82
    60         12.87            --         12.58         10.82         10.82         10.82         10.82         10.82         10.82
    61         14.25            --         13.93         11.98         11.98         11.98         11.98         11.98         11.98
    62         12.87            --         12.58         10.82         10.82         10.82         10.82         10.82         10.82
    63         13.30            --         13.00         11.18         11.18         11.18         11.18         11.18         11.18
    64         12.87            --         12.58         10.82         10.82         10.82         10.82         10.82         10.82
    65         13.30            --         13.00         11.18         11.18         11.18         11.18         11.18         11.18
    66         12.87            --         12.58         10.82         10.82         10.82         10.82         10.82         10.82
    67         12.87            --         12.58         10.81         10.81         10.81         10.81         10.81         10.81
    68         13.30            --         12.99         11.17         11.17         11.17         11.17         11.17         11.17
    69         12.87            --         12.57         10.81         10.81         10.81         10.81         10.81         10.81
    70         13.30            --         12.99         11.17         11.17         11.17         11.17         11.17         11.17
    71         12.87            --         12.57         10.81         10.81         10.81         10.81         10.81         10.81
    72         12.87            --         12.57         10.81         10.81         10.81         10.81         10.81         10.81
    73         14.24            --         13.92         11.97         11.97         11.97         11.97         11.97         11.97
    74         12.86            --         12.57         10.81         10.81         10.81         10.81         10.81         10.81
    75         13.29            --         12.99         11.17         11.17         11.17         11.17         11.17         11.17
    76         12.86            --         12.57         10.80         10.80         10.80         10.80         10.80         10.80
    77         13.29            --         12.99         11.16         11.16         11.16         11.16         11.16         11.16

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
    78         12.86            --         12.57         10.80         10.80         10.80         10.80         10.80         10.80
    79         12.86            --         12.57         10.80         10.80         10.80         10.80         10.80         10.80
    80         13.29            --         12.99         11.16         11.16         11.16         11.16         11.16         11.16
    81         12.86            --         12.57         10.80         10.80         10.80         10.80         10.80         10.80
    82         12.99            --         12.69         11.16         11.16         11.16         11.16         11.16         11.16
    83         11.49            --         11.20         10.80         10.80         10.80         10.80         10.80         10.80
    84         11.50            --         11.21         10.80         10.80         10.80         10.80         10.80         10.80
    85         12.75            --         12.42         11.95         11.95         11.95         11.95         11.95         11.95
    86         11.53            --         11.24         10.80         10.80         10.80         10.80         10.80         10.80
    87         11.93            --         11.62         11.15         11.15         11.15         11.15         11.15         11.15
    88         11.55            --         11.26         10.79         10.79         10.79         10.79         10.79         10.79
    89         11.95            --         11.65         11.15         11.15         11.15         11.15         11.15         11.15
    90         11.58            --         11.29         10.79         10.79         10.79         10.79         10.79         10.79
    91         11.60            --         11.31         10.79         10.79         10.79         10.79         10.79         10.79
    92         12.00            --         11.70         11.15         11.15         11.15         11.15         11.15         11.15
    93         11.63            --         11.34         10.79         10.79         10.79         10.79         10.79         10.79
    94         12.03            --         11.73         11.15         11.15         11.15         11.15         11.15         11.15
    95         11.66            --         11.37         10.79         10.79         10.79         10.79         10.79         10.79
    96         11.68            --         11.39         10.79         10.79         10.79         10.79         10.79         10.79
    97         12.50            --         12.19         11.53         11.53         11.53         11.53         11.53         11.53
    98         11.71            --         11.42         10.79         10.79         10.79         10.79         10.79         10.79
    99         12.12            --         11.82         11.14         11.14         11.14         11.14         11.14         11.14
   100         11.75            --         11.46         10.78         10.78         10.78         10.78         10.78         10.78
   101         12.16            --         11.86         11.14         11.14         11.14         11.14         11.14         11.14
   102         11.79            --         11.50         10.78         10.78         10.78         10.78         10.78            --
   103         11.81            --         11.52         10.78         10.78         10.78         10.78         10.78            --
   104         12.23            --         11.92         11.14         11.14         11.14         11.14         11.14            --
   105         11.85            --         11.56         10.78         10.78         10.78         10.78         10.78            --
   106         12.27            --         11.97         11.14         11.14         11.14         11.14         11.14            --
   107         11.90            --         11.60         10.78         10.78         10.78         10.78         10.78            --
   108         11.92            --         11.63         10.78         10.78         10.78         10.78         10.78            --
   109         13.22            --         12.90         11.93         11.93         11.93         11.93         11.93            --
   110         11.97            --         11.68         10.78         10.78         10.78         10.78         10.78            --
   111         12.39            --         12.09         11.14         11.14         11.14         11.14         11.14            --
   112         12.02            --         11.73         10.78         10.78         10.78         10.78         10.78            --
   113         12.45            --         12.15         11.14         11.14         11.14         11.14         11.14            --
   114         12.07            --         11.78         10.78         10.78         10.78         10.78            --            --
   115         12.10            --         11.81         10.78         10.78         10.78         10.78            --            --
   116         12.53            --         12.23         11.14         11.14         11.14         11.14            --            --

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
   117         12.16            --         11.87         10.78         10.78         10.78         10.78            --            --
   118         12.60            --         12.29         11.13         11.13         11.13         11.13            --            --
   119         12.22            --         11.93         10.77         10.77         10.77         10.77            --            --
   120         12.25            --         11.96         10.77         10.77         10.77         10.77            --            --
   121         13.60            --         13.28         11.93         11.93         11.93         11.93            --            --
   122         12.32            --         12.03         10.77         10.77         10.77         10.77            --            --
   123         12.77            --         12.46         11.13         11.13         11.13         11.13            --            --
   124         12.39            --         12.10         10.77         10.77         10.77            --            --            --
   125         12.84            --         12.54         11.13         11.13         11.13            --            --            --
   126         12.46            --         12.17         10.77         10.77         10.77            --            --            --
   127         12.50            --         12.21         10.77         10.77         10.77            --            --            --
   128         12.96            --         12.66         11.13         11.13         11.13            --            --            --
   129         12.58            --         12.29         10.77         10.77         10.77            --            --            --
   130         13.04            --         12.74         11.13         11.13         11.13            --            --            --
   131         12.66            --         12.37         10.77         10.77         10.77            --            --            --
   132         12.71            --         12.42         10.77         10.77            --            --            --            --
   133         14.12            --         13.80         11.93         11.93            --            --            --            --
   134         12.80            --         12.51         10.77         10.77            --            --            --            --
   135         13.27            --         12.97         11.13         11.13            --            --            --            --
   136         12.89            --         12.60         10.77         10.77            --            --            --            --
   137         13.38            --         13.07         11.13         11.13            --            --            --            --
   138         12.99            --         12.70         10.77         10.77            --            --            --            --
   139         13.05            --         12.76         10.77         10.77            --            --            --            --
   140         13.54            --         13.24         11.13         11.13            --            --            --            --
   141         13.16            --         12.87         10.77         10.77            --            --            --            --
   142         13.65            --         13.35         11.13         11.13            --            --            --            --
   143         13.27            --         12.98         10.77         10.77            --            --            --            --
   144         13.33            --         13.04         10.77         10.77            --            --            --            --
   145         14.32            --         14.01         11.51         11.51            --            --            --            --
   146         13.46            --         13.16         10.77         10.77            --            --            --            --
   147         13.97            --         13.67         11.13            --            --            --            --            --
   148         13.59            --         13.30         10.77            --            --            --            --            --
   149         14.11            --         13.81         11.13            --            --            --            --            --
   150         13.72            --         13.43         10.77            --            --            --            --            --
   151         13.80            --         13.51         10.77            --            --            --            --            --
   152         14.33            --         14.03         11.13            --            --            --            --            --
   153         13.95            --         13.66         10.77            --            --            --            --            --
   154         14.49            --         14.19         11.13            --            --            --            --            --
   155         14.10            --         13.81         10.78            --            --            --            --            --

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
   156         14.19            --         13.90         10.78            --            --            --            --            --
   157         15.80            --         15.48         11.93            --            --            --            --            --
   158         14.36            --         14.07         10.78            --            --            --            --            --
   159         14.93            --         14.63         11.14            --            --            --            --            --
   160         14.54            --         14.25         10.78            --            --            --            --            --
   161         15.12            --         14.82         11.14            --            --            --            --            --
   162         14.73            --         14.44         10.78            --            --            --            --            --
   163         14.83            --         14.54         10.78            --            --            --            --            --
   164         15.43            --         15.13         11.14            --            --            --            --            --
   165         15.03            --         14.75         10.78            --            --            --            --            --
   166         15.65            --         15.35         11.14            --            --            --            --            --
   167         15.25            --         14.96         10.78            --            --            --            --            --
   168         15.37            --         15.08            --            --            --            --            --            --
   169         17.20            --         16.88            --            --            --            --            --            --
   170         15.71            --         15.42            --            --            --            --            --            --
   171         16.42            --         16.13            --            --            --            --            --            --
   172         16.08            --         15.80            --            --            --            --            --            --
   173         16.83            --         16.53            --            --            --            --            --            --
   174         16.50            --         16.21            --            --            --            --            --            --
   175         16.73            --         16.44            --            --            --            --            --            --
   176         17.54            --         17.25            --            --            --            --            --            --
   177         17.23            --         16.95            --            --            --            --            --            --
   178         18.08            --         17.78            --            --            --            --            --            --
   179         17.77            --         17.49            --            --            --            --            --            --
   180         18.06            --         17.78            --            --            --            --            --            --
   181         20.34            --         20.03            --            --            --            --            --            --
   182         18.70            --         18.42            --            --            --            --            --            --
   183         19.69            --         19.40            --            --            --            --            --            --
   184         19.43            --         19.15            --            --            --            --            --            --
   185         20.50            --         20.20            --            --            --            --            --            --
   186         20.27            --         19.98            --            --            --            --            --            --
   187         20.73            --         20.45            --            --            --            --            --            --
   188         21.94            --         21.65            --            --            --            --            --            --
   189         21.77            --         21.49            --            --            --            --            --            --
   190         23.10            --         22.80            --            --            --            --            --            --
   191         22.99            --         22.70            --            --            --            --            --            --
   192         23.67            --         23.39            --            --            --            --            --            --
   193         26.11            --         25.81            --            --            --            --            --            --
   194         25.25            --         24.97            --            --            --            --            --            --

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

                         Schedule of Available Funds and
             Supplemental Interest Rate Cap Rates (Cash Cap) (1)(2)

Period   A-2 Cap (%)   A-3 Cap (%)   A-4 Cap (%)   M-1 Cap (%)   M-2 Cap (%)   M-3 Cap (%)   B-1 Cap (%)   B-2 Cap (%)   B-3 Cap (%)
------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------   -----------
         Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360    Actual/360
   195         27.04            --         26.74            --            --            --            --            --            --
   196         27.17            --         26.89            --            --            --            --            --            --
   197         29.23            --         28.94            --            --            --            --            --            --
   198         29.54            --         29.25            --            --            --            --            --            --
   199         30.95            --         30.66            --            --            --            --            --            --
   200         33.63            --         33.33            --            --            --            --            --            --
   201         34.36            --         34.08            --            --            --            --            --            --
   202         37.68            --         37.38            --            --            --            --            --            --
   203         38.90            --         38.62            --            --            --            --            --            --
   204         41.79            --         41.50            --            --            --            --            --            --
   205         50.08            --         49.77            --            --            --            --            --            --
   206         49.43            --         49.15            --            --            --            --            --            --
   207         56.47            --         56.17            --            --            --            --            --            --
   208         61.30            --         61.02            --            --            --            --            --            --
   209            --            --         72.13            --            --            --            --            --            --
   210            --            --         81.90            --            --            --            --            --            --
   211            --            --         99.68            --            --            --            --            --            --
   212            --            --        132.61            --            --            --            --            --            --
   213            --            --        182.24            --            --            --            --            --            --
   214            --            --        331.65            --            --            --            --            --            --
   215            --            --           *              --            --            --            --            --            --
   216            --            --            --            --            --            --            --            --            --
   217            --            --            --            --            --            --            --            --            --

* In Period 215 the Class A-4 has a balance of $62,999 and is paid $246,995 in interest.

(1) Annualized coupon based on total interest paid to the certificates including Accrued Certificate Interest, unpaid interest amounts and Basis Risk Carry Forward Amount divided by the current certificate balance

(2) Run to maturity assuming 100% PPC, no losses and a 1 month and 6 month LIBOR rate of 20%.

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
--------------------------------------------------------------------------------

Interest Rate Cap Schedules

                      Class A-2, A-3, and A-4 Cap                    Class M Cap                            Class B Cap
                -------------------------------------   -------------------------------------   ------------------------------------
Period           Balance ($)     Strike %   Ceiling %    Balance ($)     Strike %   Ceiling %    Balance ($)    Strike %   Ceiling %
     1          808,066,000.00       6.30        8.80   167,322,000.00       5.85        8.35   51,483,000.00       4.25        6.75
     2          791,143,813.58       6.30        8.80   167,322,000.00       5.85        8.35   51,483,000.00       4.25        6.75
     3          774,153,387.00       6.30        8.80   167,322,000.00       5.85        8.35   51,483,000.00       4.25        6.75
     4          757,091,555.78       6.30        8.80   167,322,000.00       5.85        8.35   51,483,000.00       4.25        6.75
     5          739,956,395.56       6.30        8.80   167,322,000.00       5.85        8.35   51,483,000.00       4.25        6.75
     6          722,747,866.81       6.30        8.80   167,322,000.00       5.85        8.35   51,483,000.00       4.25        6.75
     7          705,467,803.47       6.30        8.80   167,322,000.00       5.85        8.35   51,483,000.00       4.25        6.75
     8          688,119,890.63       6.30        8.80   167,322,000.00       5.85        8.35   51,483,000.00       4.25        6.75
     9          670,709,631.17       6.30        8.80   167,322,000.00       5.85        8.35   51,483,000.00       4.25        6.75
    10          653,244,301.02       6.30        8.80   167,322,000.00       5.85        8.35   51,483,000.00       4.25        6.75
    11          635,733,607.74       6.30        8.80   167,322,000.00       5.85        8.35   51,483,000.00       4.25        6.75
    12          618,297,843.74       6.30        8.80   167,322,000.00       5.85        8.35   51,483,000.00       4.25        6.75
    13          601,197,037.26       6.30        8.80   167,322,000.00       5.85        8.35   51,483,000.00       4.25        6.75
    14          584,499,601.95       6.30        8.80   167,322,000.00       5.85        8.35   51,483,000.00       4.25        6.75
    15          568,196,084.14       6.30        8.80   167,322,000.00       5.85        8.35   51,483,000.00       4.25        6.75
    16          552,277,250.85       6.30        8.80   167,322,000.00       5.85        8.35   51,483,000.00       4.25        6.75
    17          536,734,084.65       6.30        8.80   167,322,000.00       5.85        8.35   51,483,000.00       4.25        6.75
    18          521,557,778.66       6.30        8.80   167,322,000.00       5.85        8.35   51,483,000.00       4.25        6.75
    19          506,739,731.65       6.30        8.80   167,322,000.00       5.85        8.35   51,483,000.00       4.25        6.75
    20          492,271,543.20       6.30        8.80   167,322,000.00       5.85        8.35   51,483,000.00       4.25        6.75
    21          478,145,009.08       6.30        8.80   167,322,000.00       5.85        8.35   51,483,000.00       4.25        6.75
    22          464,352,179.52       7.75        9.95   167,322,000.00       6.90        9.10   51,483,000.00       5.30        7.50
    23          450,885,680.52       7.75        9.95   167,322,000.00       6.90        9.10   51,483,000.00       5.30        7.50
    24          437,737,328.29       7.75        9.95   167,322,000.00       6.90        9.10   51,483,000.00       5.30        7.50
    25          424,899,659.52       7.75        9.95   167,322,000.00       6.90        9.10   51,483,000.00       5.30        7.50
    26          412,365,385.23       7.75        9.95   167,322,000.00       6.90        9.10   51,483,000.00       5.30        7.50
    27          400,127,386.71       7.75        9.95   167,322,000.00       6.90        9.10   51,483,000.00       5.30        7.50
    28          388,178,711.52       8.50       10.25   167,322,000.00       7.60        9.35   51,483,000.00       6.00        7.75
    29          376,512,569.68       8.50       10.25   167,322,000.00       7.60        9.35   51,483,000.00       6.00        7.75
    30          365,122,329.82       8.50       10.25   167,322,000.00       7.60        9.35   51,483,000.00       6.00        7.75
    31          354,001,515.53       8.50       10.25   167,322,000.00       7.60        9.35   51,483,000.00       6.00        7.75
    32          343,143,803.92       8.50       10.25   167,322,000.00       7.60        9.35   51,483,000.00       6.00        7.75
    33          332,543,024.45       8.50       10.25   167,322,000.00       7.60        9.35   51,483,000.00       6.00        7.75
    34          322,193,134.75       9.25       10.25   167,322,000.00       8.35        9.35   51,483,000.00       6.75        7.75
    35          312,088,250.27       9.25       10.25   167,322,000.00       8.35        9.35   51,483,000.00       6.75        7.75
    36          302,222,609.11       9.25       10.25   167,322,000.00       8.35        9.35   51,483,000.00       6.75        7.75
    37                                                  167,322,000.00       8.35        9.35   51,483,000.00       6.75        7.75
    38                                                  162,850,388.68       8.35        9.35   43,108,967.11       6.75        7.75
    39                                                  147,185,789.77       8.35        9.35   42,070,445.29       6.75        7.75
    40                                                  133,435,822.73       9.20        9.35   41,056,624.12       7.60        7.75
    41                                                  130,219,243.81       9.20        9.35   40,066,920.84       7.60        7.75
    42                                                  127,079,199.44       9.20        9.35   39,100,766.34       7.60        7.75
    43                                                  124,013,883.44       9.20        9.35   38,157,604.86       7.60        7.75
    44                                                  121,021,532.03       9.20        9.35   37,236,893.73       7.60        7.75


This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY. Notwithstanding anything to the contrary contained in a definitive Private Placement Memorandum or any transaction document, all persons may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the securities described herein, and all materials of any kind (including opinions or other tax analyses) relating to such federal tax treatment or tax structure.
--------------------------------------------------------------------------------